                            Form 8-K - CURRENT REPORT

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2000

                            LINDAL CEDAR HOMES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-6807                  91-0508250
        -------------               ----------          ---------------------
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                             4300 South 104th Place

                              Post Office Box 1089

                            Seattle, Washington 98178

                    (Address of principal executive offices)

                                 (206) 725-0900

                         (Registrant's telephone number)

                                       N/A

          (Former name or former address, if changed since last report)


Item 2.     Acquisition or Disposition of Assets

The Registrant's business park, located in Seattle, WA, was sold by the Registrant on September 21, 2000. The property was sold to SEBCO, Inc., a Washington corporation, an unrelated party, for $4,800,000. The Registrant's corporate headquarters and display court, located adjacent to the business park, are not affected by the sale of the business park.

Item 7.     Financial Statements and Exhibits

(b)         Pro forma financial information.

        Financial Information                                           Page
        ---------------------                                           ----
        Unaudited Pro Forma Condensed Consolidated
               Financial Information                                    F-1
        Unaudited Pro Forma Condensed Consolidated Balance Sheet
               As of July 2, 2000                                       F-2
        Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the six months ended July 2, 2000         F-3
        Unaudited Pro Forma Condensed Consolidated Statement of
               Operations for the year ended December 31, 1999          F-4
        Notes to Unaudited Pro Forma Condensed Consolidated
               Financial Information                                    F-5


(c)         Exhibits

    10.19 Real Estate Purchase and Sale Agreement between Registrant and SEBCO, Inc., dated July 5, 2000.

    10.20 Assignment Agreement between Registrant and Delayed Exchange Corporation, a Washington corporation (Intermediary) and SEBCO, Inc., a Washington corporation (Buyer), dated September 21, 2000.

             UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma financial information of Lindal Cedar Homes Inc. is based on historical financial statements of Lindal and gives effect to the sale of the corporate business park. The unaudited pro forma condensed consolidated statements of operations for the six months ended July 2, 2000 and year ended December 31, 1999 give effect to the sale of the corporate business park as if it had occurred on January 1, 1999. The unaudited pro forma condensed consolidated balance sheet gives effect to the sale of the corporate business park as if it had occurred on July 2, 2000. The pro forma adjustments are based upon available information and upon assumptions that management believes are reasonable under the circumstances. The following unaudited pro forma financial information and accompanying notes should be read in conjunction with the historical financial statements of Lindal. The pro forma financial information does not purport to represent what Lindal's actual operating results of operations or actual financial position would have been if the sale had occurred on such dates or to project Lindal's results of operations or financial position for any future period or date.

                            LINDAL CEDAR HOMES, INC.
                                AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  July 2, 2000
                             (Amounts in thousands)


                                                                 Pro Forma
                                                   Historical   Adjustments   Pro Forma
                                                   ----------   -----------   ---------
                  Assets
Current assets
    Cash, cash equivalents and investments          $  8,543        3,463(a)    12,006
    Receivables:
        Trade                                          1,061            -        1,061
        Refundable federal taxes                         382            -          382
                                                    --------      -------      -------
                                                       1,443            -        1,443
        Less allowance for doubtful receivables          117            -          117
                                                    --------      -------      -------
                Net receivables                        1,326            -        1,326
    Inventories                                        8,146            -        8,146
    Promotional material                                 993            -          993
    Other current assets                                 865           15          880
                                                    --------      -------      -------
                Total current assets                  19,873        3,478       23,351

Other assets                                           1,607            -        1,607
Property, plant and equipment, net                    11,119       (3,034)(b)    8,085
                                                    --------      -------      -------
                                                    $ 32,599          444       33,043
                                                    ========      =======      =======
   Liabilities and Stockholders' Equity

Current liabilities
    Current installments of long-term debt          $    219          (68)(d)      151
    Accounts payable and accrued expenses              3,392            -        3,392
    Income taxes payable                                  --          407 (c)      407
    Customer deposits                                  5,527          (16)       5,511
                                                    --------      -------      -------
                Total current liabilities              9,138          323        9,461

Long-term debt, excluding current installments         4,413         (912)(d)    3,501
Deferred income taxes                                    294           83 (c)      377

Stockholders' equity:
    Common stock                                          41            -           41
    Additional paid-in capital                        16,061            -       16,061
    Accumulated other comprehensive loss                (957)           -         (957)
    Retained earnings                                  3,609          950(e)     4,559
                                                    --------      -------      -------
                Total stockholders' equity            18,754          950       19,704
                                                    --------      -------      -------
                                                    $ 32,599          444       33,043
                                                    ========      =======      =======


See accompanying notes to the unaudited pro forma financial information.

                            LINDAL CEDAR HOMES, INC.
                                AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the Six Months ended July 2, 2000
                (Amounts in thousands, except per share amounts)


                                                                       Pro Forma
                                                     Historical       Adjustments       Pro Forma
                                                     ----------       -----------       ---------
Revenue                                               $21,302              (177) (f)       21,125
Cost of goods sold                                     16,534              (111) (g)       16,423
                                                      -------            ------           -------
        Gross profit                                    4,768               (66)            4,702

Operating expenses:
     Selling, general and administrative expenses       4,102               (12) (g)        4,134
                                                                             44  (h)
     Display court expenses                               266                 -               266
                                                      -------            ------           -------
        Total operating expenses                        4,368                32             4,400
                                                      -------            ------           -------
        Operating income                                  400               (98)              302

Other income (expense):
     Rental income                                         94                 -                94
     Interest, net                                         98                47 (i)           145
     Other, net                                            43                 -                43
                                                      -------            ------           -------
        Other income (expense), net                       235                47               282
                                                      -------            ------           -------
        Earnings before income taxes                      635               (51)              584
Income tax expense                                        197               (17) (j)          180
                                                      -------            ------           -------
        Net earnings                                  $   438               (34)              404
                                                      =======            ======           =======

Basic and diluted - earnings per common share         $   .11              (.01)              .10
                                                      =======            ======           =======
Common shares used in computing basic
and diluted earnings per common share                   4,131             4,131             4,131
                                                      =======            ======           =======


See accompanying notes to the unaudited pro forma financial information.

                            LINDAL CEDAR HOMES, INC.
                                AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      For the Year ended December 31, 1999
                (Amounts in thousands, except per share amounts)


                                                                       Pro Forma
                                                                      Adjustments
                                                     Historical           (1)           Pro Forma
                                                     ----------       -----------       ---------
Revenue                                               $39,505              (390) (f)       39,115
Cost of goods sold                                     30,167              (222) (g)       29,945
                                                      -------            ------           -------
        Gross profit                                    9,338              (168)            9,170

Operating expenses:
     Selling, general and administrative expenses       7,674               (39) (g)        7,723
                                                                             88  (h)
     Display court expenses                               484                 -               484
                                                      -------            ------           -------
        Total operating expenses                        8,158                49             8,207
                                                      -------            ------           -------
        Operating income                                1,180              (217)              963

Other income (expense):
     Rental income                                        201                 -               201
     Interest, net                                        183                99  (i)          282
     Other, net                                           (18)                -               (18)
                                                      -------            ------           -------
        Other income (expense), net                       366                99               465
                                                      -------            ------           -------
        Earnings before income taxes                    1,546              (118)            1,428
Income tax expense                                        526               (40) (j)          486
                                                      -------            ------           -------
        Net earnings                                  $ 1,020               (78)              942
                                                      =======            ======           =======

Basic and diluted - earnings per common share         $   .25              (.02)              .23
                                                      =======            ======           =======
Common shares used in computing basic
and diluted earnings per common share                   4,131             4,131             4,131
                                                      =======            ======           =======


(1) The pro forma adjustments do not reflect the gain on the sale of the corporate business park as it is a nonrecurring gain which will be reflected by Lindal in its statement of operations for fiscal 2000.


See accompanying notes to the unaudited pro forma financial information.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION
                                 (IN THOUSANDS)

    (a) Represents $4.8 million from the sale of the corporate business park after the application of proceeds against the outstanding principle balance of the mortgage note payable of $980, the closing costs of $326 and miscellaneous amounts of $31.

    (b) Represents the net book value of the corporate business park sold.

    (c) Represents the federal income tax payable and deferred taxes associated with the sale of the corporate business park.

    (d) Represents the repayment of the mortgage note payable associated with the corporate business park.

    (e) Represents the after tax gain associated with the sale of the corporate business park.

    (f) Represents the rental income associated with the corporate business park.

    (g) Represents the cost of sales and selling, general and administrative expenses associated with the operation of the corporate business park.

    (h) Represents rent expense associated with the leaseback of space in the corporate business park.

    (i) Represents the reduction in interest expense associated with the repayment of the mortgage note payable.

    (j) Represents the income tax benefit related to the pro forma adjustments, at Lindal's federal incremental tax rate of 34%.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LINDAL CEDAR HOMES, INC.

                              By: /s/ Robert W. Lindal
                                 -----------------------------
                                 Robert W. Lindal
                                 Chairman and Chief Executive Officer

                              By: /s/ Dennis Gregg
                                 -----------------------------
                                 Dennis Gregg
                                 Chief Financial Officer

                              Date: October 6, 2000
                                   -------------------